Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2022
Accounting Changes and Error Corrections [Abstract]
Recent Accounting Pronouncements	Recent Accounting PronouncementsIn March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting (or ASU 2020-04). ASU 2020-04 provides optional guidance for a limited period of time to ease potential accounting impacts associated with transitioning away from reference rates that are expected to be discontinued, such as the London Interbank Offered Rate (or LIBOR). The amendments in ASU 2020-04 apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued. The Company adopted this update effective January 1, 2022. The adoption of ASU 2020-04 did not have any material impact on the Company's consolidated financial statements and related disclosures.